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On May 14, 2003, Retek Inc. filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 with the Securities and Exchange Commission. Accompanying such report were certifications of Retek Inc.'s Chief Executive Officer, Martin J. Leestma and Chief Financial Officer, Gregory A. Effertz, pursuant to 18 U.S.C.Section1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

      Certification Of Chief Executive Officer And Chief Financial Officer

             pursuant to 18 U.S.C. Section 1350 adopted pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Martin J. Leestma , hereby certify pursuant to 18 U.S.C.Section1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

      (i) the accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Retek Inc.

/s/ MARTIN J. LEESTMA

Martin J. Leestma
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Retek Inc. and will be retained by Retek Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, Gregory A. Effertz, hereby certify pursuant to 18 U.S.C.Section1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

      (i) the accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Retek Inc.

/s/ GREGORY A. EFFERTZ
----------------------
Gregory A. Effertz
Vice President, Finance and Administration,
Chief Financial Officer,
Treasurer and Secretary

A signed original of this written statement required by Section 906 has been provided to Retek Inc. and will be retained by Retek Inc. and furnished to the Securities and Exchange Commission or its staff upon request.